UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): January 5, 2006

                           R.H. DONNELLEY CORPORATION

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             (Exact name of registrant as specified in its charter)

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         Delaware                       1-07155                 13-2740040
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

          1001 Winstead Drive
                Cary, NC                                            27513
         (Address of principal                                    (Zip Code)
           executive offices)

                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)

         Delaware                      333-59287                 36-2467635
(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

          1001 Winstead Drive
                Cary, NC                                            27513
         (Address of principal                                    (Zip Code)
           executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of
Section 15(d) as a result of such Notes. As of January 4, 2006, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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Item 8.01.   Other Events

     On January 5, 2006, R.H. Donnelley Corporation (the "Company") issued a press release announcing it intends to offer series A-1 senior discount notes that are expected to generate $332 million of gross proceeds and that a newly formed subsidiary intends to offer series A-2 senior discount notes that are expected to generate $600 million of gross proceeds and $1.2 billion of series A-3 senior notes. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued January 5, 2006 as Exhibit
99.1 hererto.

     All of the senior notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.


Item 9.01.   Financial Statements and Exhibits.


       (d)  Exhibits.

            The following exhibit is filed with this report:

        Exhibit No.       Exhibit Description
        -----------       -------------------

         99.1             Press Release, dated January 5, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           R.H. DONNELLEY CORPORATION

                                           /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                             & Corporate Secretary



                                           R.H. DONNELLEY INC.

                                           /s/ Robert J. Bush
                                           -------------------------------------
                                           Robert J. Bush
                                           Vice President, General Counsel
                                             & Corporate Secretary



         Date: January 5, 2006


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                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Description
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         99.1              Press Release, dated January 5, 2006.



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